Note 2 - Summary of Significant Accounting Policies (Tables)	12 Months Ended
Dec. 31, 2012
Schedule of Earnings Per Share, Basic and Diluted [Table Text Block]
	2012	2011
Net (loss) income	$(326)	$776
Shares used in computing basic (loss) income per share	3,803	3,803
Potentially dilutive shares from stock options	—	49
Shares used in computing dilutive (loss) income per share	3,803	3,852
Net (loss) income per share –basic	$(0.09)	$.20
Net (loss) income per share –dilutive	$(0.09)	$.20